SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_______________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): January 2, 2018

PROBILITY MEDIA CORPORATION

(Exact name of registrant as specified in its charter)

Nevada	000-55074	33-1221758
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1517 San Jacinto Street, Houston, Texas	77002
(Address of principal executive offices)	(Zip Code)

     (713) 856-7022

(Registrant’s telephone number, including area code)

(Former name if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicated by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 4.01 CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

(a)	Dismissal of LBB & Associates Ltd., LLP

On January 2, 2018, the Board of Directors of ProBility Media Corporation (the “Registrant” or the ‘Company”) dismissed LBB & Associates Ltd, LLP (“LBB”) as its independent registered public accounting firm.

The report of LBB on the Company’s financial statements for the fiscal years ended October 31, 2016 and 2015 did not contain any adverse opinion or disclaimer of opinion, nor was it qualified or modified as to audit scope or accounting principles. The report did include an explanatory paragraph about the uncertainty as to the Registrant's ability to continue as a going concern. During the period of LBB’s engagement as the Company’s independent registered public accounting firm through January 2, 2018 (the “Engagement Period”), there were no disagreements as defined in Item 304 of Regulation S-K with LBB on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of LBB, would have caused it to make reference in connection with any opinion to the subject matter of the disagreement. Further, during the Engagement Period, there were no reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K).

The Registrant has provided LBB with a copy of this Report prior to its filing with the SEC and requested LBB to furnish the Registrant with a letter addressed to the SEC, stating whether or not it agrees with the statements made above. A copy of LBB’s letter confirming its agreement with the disclosures in this Item 401 is attached as Exhibit 16.1 to this Form 8-K.

(b)	Engagement of Marcum, LLP (“Marcum”)

On January 2, 2018, the Board of Directors appointed Marcum, LLP (“Marcum”), an independent registered public accounting firm which is registered with, and governed by the rules of, the Public Company Accounting Oversight Board, as our independent registered public accounting firm. During our two most recent fiscal years through October 31, 2016, neither us nor anyone on our behalf consulted Marcum regarding either (1) the application of accounting principles to a specified transaction regarding us, either completed or proposed, or the type of audit opinion that might be rendered on our financial statements; or (2) any matter regarding us that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and related instructions to Item 304 of Regulation S-K) or a reportable event (as defined in Item 304(a)(1)(v) of Regulation S-K).

Item 9.01 Financial Statements and Exhibits

(a) Financial statements of businesses acquired.

Not applicable

(b) Pro forma financial information.

Not applicable

(c) Shell company transactions.

Not applicable

(d)  Exhibits

Exhibit No.	Description of Exhibit
16.1	Letter from LBB & Associates Ltd., LLP

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PROBILITY MEDIA CORPORATION

Dated: January 4, 2018	By:	/s/ Evan Levine
Name: Evan Levine
Title: Chief Executive Officer

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